SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                             November 3, 2003

MACROPORE BIOSURGERY, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Top Gun Street, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 458-0900

Item 7:  Financial Statements and Exhibits.

                (c) Exhibits

                99.1         Press Release of MacroPore Biosurgery, Inc. dated November 3, 2003

Item 12:  Results of Operations and Financial Conditions.

On November 3, 2003, MacroPore Biosurgery, Inc. issued a press release with respect to their financial results for the third quarter of 2003. This press release is attached as exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROPORE BIOSURGERY, INC.

Dated: November 3, 2003	By:	/s/	Christopher J. Calhoun
Christopher J. Calhoun
President and Chief Executive Officer